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GLOBAL MULTIMEDIA
TRUST INC.

ANNUAL REPORT
DECEMBER 31, 2001

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Our cover icon represents the underpinnings of Gabelli.
The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

                                [GRAPHIC OMITTED]
                          GRAPHIC OF FOUR STARS OMITTED

   MORNINGSTAR RATED[TM] GABELLI GLOBAL MULTIMEDIA TRUST 4 STARS OVERALL AND 3 STARS FOR THE THREE-YEAR PERIOD ENDED 12/31/01 AMONG 51 CLOSED-END DOMESTIC
EQUITY FUNDS. THE FUND WAS RATED 5 STARS FOR THE FIVE-YEAR PERIOD ENDED 12/31/01
                   AMONG 50 CLOSED-END DOMESTIC EQUITY FUNDS.

INVESTMENT OBJECTIVE:

The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Trust seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Trust will invest in companies participating in emerging technological advances in interactive services and products.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      Among the weakest market sectors in 2000, multimedia stocks performed better on a relative basis in 2001, with the Gabelli Global Multimedia Trust (the "Trust") declining in line with the broad market Standard & Poor's 500 Index. Advertising-supported media companies (broadcasters, newspaper publishers, and cable networks) suffered through three dismal quarters, but rallied strongly in the last three months of the year.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2001, the Trust's net asset value ("NAV") rose 16.63%. The Morgan Stanley Capital International ("MSCI") World Free Index of global equity markets, the Lipper Global Fund Average, and the Nasdaq Composite Index rose 9.42%, 10.92%, and 30.13%, respectively, over the same period. The MSCI World Free Index and Nasdaq Composite Index are unmanaged indicators of stock market performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category. The Trust declined 13.34% during 2001 after adjusting for the reinvestment of the $0.06 per share in distributions. The MSCI World Free Index, Lipper Global Fund Average, and Nasdaq Composite Index declined 15.91%, 17.37%, and 21.05%, respectively, over the same twelve-month period.

      For the three-year period ended December 31, 2001, the Trust's total return averaged 8.70% annually, including reinvestments of $5.255 per share in distributions and an adjustment of $1.46 per share attributable to the intrinsic value of the rights distributed during this period. The MSCI World Free Index and Nasdaq Composite Index had average annual declines of 2.82% and 3.83%, respectively, while the Lipper Global Fund Average had an average annual total return of 1.00% over the same three-year period. For the five-year period ended December 31, 2001, the Trust's total return averaged 18.09% annually, including reinvestments of $6.905 per share in distributions and an adjustment of $1.46 per share attributable to the rights offering, versus average annual total returns of 5.18%, 5.73%, and 8.60% for the MSCI World Free Index, Lipper Global Fund Average, and Nasdaq Composite Index, respectively.

      Since inception on November 15, 1994 through December 31, 2001, the Trust had a cumulative total return of 188.47%, including adjustments of $9.50 per share for distributions and rights offerings, which equates to an average annual total return of 16.01%.

      The Trust's common shares ended the fourth quarter at $9.01 per share on the New York Stock Exchange, a total return of 14.92% for the fourth quarter. The Trust's common shares declined 12.13% during 2001 after adjusting for all distributions.

GLOBAL ALLOCATION

      The accompanying chart presents the Multimedia Trust's holdings by geographic region as of December 31, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Trust's future portfolio.

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                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/01

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EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States     74.6%
Europe            10.8%
Asia/Pacific Rim   5.6%
Latin America      4.8%
Canada             4.2%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [copyright]2001 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 12/31/01 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TM] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics.

EQUITY MIX

      The Multimedia Trust's investment premise falls within the context of two main investment themes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications and commerce-related services such as basic voice, data and the Internet.

      The accompanying chart depicts the equity mix of the copyright/creativity and distribution companies in the Trust's portfolio as of December 31, 2001.

--------------------------------------------------------------------------------

                      HOLDINGS BY CLASSIFICATION - 12/31/01

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Distribution               61.0%
Copyright/Creativity       39.0%


INVESTMENT RESULTS (a)

                                                                                    Quarter
                                                                   -----------------------------------------
                                                                    1st         2nd         3rd         4th      Year
                                                                    ---         ---         ---         ---      ----
  2001:   Net Asset Value                                         $11.31      $12.28       $9.02      $10.52     $10.52
          Total Return                                             (6.8)%       8.6%      (26.6)%      16.6%     (13.3)%
--------------------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value                                         $20.82      $18.60      $16.03      $12.21     $12.21
          Total Return                                              5.1%       (3.2)%     (13.8)%     (14.0)%    (24.9)%
--------------------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value                                         $14.14      $16.79      $16.75      $19.90     $19.90
          Total Return                                             15.9%       18.7%        3.0%       38.7%      96.6%
--------------------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value                                         $11.62      $11.90      $10.11      $12.20     $12.20
          Total Return                                             17.3%        2.4%      (12.6)%      26.8%      33.0%
--------------------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value                                          $8.23       $9.28      $10.09       $9.91      $9.91
          Total Return                                              1.7%       12.8%        8.7%        7.7%      34.4%
--------------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value                                          $8.17       $8.59       $8.49       $8.09      $8.09
          Total Return                                              4.6%        5.1%       (1.2)%       0.5%       9.2%
--------------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value                                          $7.67       $7.94       $7.93       $7.81      $7.81
          Total Return                                              2.1%        3.5%        5.7%        2.1%      14.1%
--------------------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value                                           --          --          --         $7.51      $7.51
          Total Return                                              --          --          --          0.8%(c)    0.8%(c)
--------------------------------------------------------------------------------------------------------------------------




                   Average Annual Returns - December 31, 2001
--------------------------------------------------------------------------------

                      Average Annual         Average Annual
                      NAV Return (a)      Investment Return (b)
                      -------------       ---------------------
   1 Year ............  (13.34)%                (12.13)%
   5 Year ............   18.09%                  18.27%
   Life of Fund (c) ..   16.01%                  12.50%

(a) Life of Fund return based on initial net asset value of $7.50. Total returns and average annual returns reflect changes in net asset value, reinvestment of distributions and adjustments for rights offerings, and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.
(b) Life of Fund return based on initial offering price of $7.50. Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions and adjustments for rights offerings.
(c) From commencement of investment operations on November 15, 1994.

--------------------------------------------------------------------------------
                   EARNINGS + INTEREST RATES + MR. MARKET = ?

BACK
TO
BASICS

[GRAPHIC OF BOOK ENTITLED "SECURITY ANALYSIS" OMITTED.]
1934
BENJAMIN GRAHAM             DAVID L. DODD

[GRAPHIC OF BOOK ENTITLED "THE INTELLIGENT INVESTOR" OMITTED.]
1949
BENJAMIN GRAHAM

[GRAPHIC OF BERKSHIRE HATHAWAY ANNUAL REPORT OMITTED.]
1951
WARREN E. BUFFETT

[GRAPHIC OF BOOK ENTITLED "SECURITY ANALYSIS" OMITTED.]
1988
ROGER F. MURRAY

[GRAPHIC OF BOOK ENTITLED "VALUE INVESTING" OMITTED.]
2001
BRUCE C. N. GREENWALD

EARNINGS, INTEREST RATES, INVESTOR PSYCHOLOGY AND THE STOCK MARKET PREPARED FOR CIGAR AFICIONADO, BY MARIO J. GABELLI

The stock market, as represented by popular indices such as the Dow Jones Industrials or Standard & Poor's 500, can be viewed both as a snapshot and as a motion picture. A recent snapshot has captured equities at their worst. However, "Stock Market, the Movie" has been a long running hit, delivering annualized returns from 1926 through the first ten months of 2001 approximating 11%. So, put your digital camera down, pick up your camcorder, and let's start videotaping the interplay of earnings, interest rates and investor psychology on the post September 11 stock market. But first, let's frame equity investing in the proper perspective.

MR. MARKET

In my opinion,  the single best  description  of prudent  equities  investing is
contained  in  two  short  paragraphs  from  Benjamin  Graham's   classic,   The
Intelligent Investor, published in 1949. I quote:

"Let us close this section with something in the nature of a parable. Imagine that you own a small share of a private company that cost you $1,000. One of your partners, named Mr. Market, is very obliging indeed. Every day he tells you what he thinks your interest is worth and furthermore offers either to buy you out or to sell you an additional interest on that basis. Sometimes his idea of value appears plausible and justified by business developments and prospects as you know them. Often, on the other hand, Mr. Market lets his enthusiasm or his fears run away with him, and the value he proposes seems to you a little short of silly."

"If you are a prudent investor or a sensible businessman, will you let Mr. Market's daily communication determine your view of the value of $1,000 interest in the enterprise? Only in case you agree with him, or in case you want to trade with him. You may be happy to sell out to him when he quotes you a ridiculously high price, and equally happy to buy from him when his price is low. But the rest of the time you will be wiser to form your own ideas of the value of your holdings, based on full reports from the company about its operations and financial position."

It is our, and every prudent investor's job to try to determine the intrinsic value of an individual company or the market as a whole. At any given point in time, intrinsic value is largely a function of earnings and interest rates. Whether stocks trade at, above, or below intrinsic value is a function of investor psychology. Mr. Market is the code name the traditional value investor uses to personify investor psychology.

EARNINGS POWER

The aforementioned Benjamin Graham and his colleague David Dodd, who co-authored Security Analysis, viewed stocks as pieces of businesses to be owned long term, rather than pieces of paper to trade. Consequently, they saw little merit in assessing intrinsic value based on short-term earnings. Instead, they focused on what they termed "earnings power". Earnings power is determined by reviewing a company's earnings history, evaluating the health of its business and its competitive position within its industry, and then projecting a growth rate for future earnings. Were they alive today, Graham and Dodd would be asking the following questions regarding the earnings power of corporate America in a post 9/11 economic environment:

o How bad is bad?

o How long will the difficulties last?

o Are the financial resources available to overcome the challenges?

o How good is good--what happens to earnings growth rates once we emerge from this period of uncertainty?

Let's examine the current environment and try to answer the first three of these questions. The economy is in recession and corporate earnings are anemic. However, dealing from positions of strength--subdued inflation and budget surpluses--the Federal Reserve and federal government are pulling out all the stops to reinvigorate the economy. The Fed has injected massive liquidity into the system and as I write, has cut short-term interest rates 10 times this year, for a total of 4.5% (6.5% to 2%). Perhaps more importantly, the Treasury has announced it will no longer be issuing 30-year bonds. This has brought long-term interest rates down, further fueling the home mortgage refinancing boom that is putting a lot of money in consumer's pockets. Lower long-term interest rates also bring down the financial costs for corporations. This will have a favorable impact on future operating earnings, and eventually encourage business investment. Although there is currently some squabbling between Democrats and Republicans, Congress will pass a substantial economic stimulus package. Our conclusion is that we will experience a relatively modest, short-lived recession, with the economy and corporate earnings starting to recover in the second half of 2002.

How good is good? Corporate America has cut a lot of fat from overhead, creating earnings leverage once demand recovers. Consequently, I think earnings will climb sharply in mid 2002. Over the long-term, I believe earnings growth will approximate 6% - 8%. If earnings recover as I anticipate, lower interest rates will have a beneficial impact on the present value of equity assets.

INTEREST RATES 101

Let's spend a few moments looking at what happens when interest rates decline:

o Reduced Financial Costs. This helps highly leveraged companies by reducing interest outlays.

o Improved Demand. Lower rates help stimulate demand for traditional, interest sensitive economic sectors - residential housing being one key and visible component.

o Focus on Dividends. Clearly, higher-yielding stocks with reasonable growth prospects benefit from investors seeking higher yields than they are getting from savings accounts.

o Higher Asset Values. Lower rates bolster the value of assets.
--------------------------------------------------------------------------------
                              ASSET VALUE SCENARIOS
                                            CASE
                                            ----
                            A                 B                     C
       Rates
                           $10           $10 + $1/YR        $10 growing at 8%
                   -------------------------------------------------------------
       10.0%              $3.86            $7.71               $  8.32
        8.0%              $4.63            $9.26                $10.00

       Case A: What is the present value of $10 ten years from now if interest rates (the discount factor) are ten percent; eight percent?

       Case B: What is the present value of $10, ten years from now if it grows by $1 per year?

       Case C:     What is the present value of $10, ten years from now,
                   growing at 8% per year?
--------------------------------------------------------------------------------
INTEREST RATES AND STOCK PRICES

The dividend discount model, shown below, is a popular quantitative method for valuing stocks. Here, the key variable is the growth rate in dividends.

    P/E =           b
                ----------
    multiple        k-g       Where P/E:  price to earnings
                                      b:  dividend payout rate
                                      k: required rate of return by an investor g: expected growth rate

Briefly, the model values stocks based on the relationship between two crucial inputs: dividend growth and an investor's required rate of return.

Interest rates have declined to levels we have not seen in a long time. Short-term interest rates have not been this low since 1962. The story is similar for long-term interest rates except for a brief period during the LTCM crisis in 1998. The 30-year Treasury bond was first issued in 1978 and it carried a coupon of 8.00%. These were known as the "8s of 08." Today, with a weak economy and the recent decision by the Treasury to halt the sale of 30-year bonds, we are looking at sub 5% yields on long dated Treasury debt. In 1981, the 30-year bond, referred to by some as the "long guy", carried a 15% coupon and 5-year Treasury notes were sold with a coupon of 16.125%. Rising productivity, low inflation, and better fiscal and monetary discipline on the part of the Congress and Federal Reserve System all contributed to the truly incredible slide in interest rates.

Nominal interest rates, comprised of "real" and "inflation" components reflect the time value of money. There is a set schedule regarding the timing and amount of cash flows from a straight bond. You get coupon payments with the highest degree of certainty-at least with U.S. Treasuries-on prescribed dates and your principal paid back at maturity. When you invest in stocks there is uncertainty with respect to the timing and level of the company's cash flow. Uncertainty means risk. Consequently, as a stock investor your expected return (which unfortunately is not always realized) exceeds that which is available from a high quality bond. This incremental return is called the "equity risk premium" and is one reason why interest rates are a very important influence on the general level of stock prices. To value a business, you must make an attempt to calculate the present value of a company's future cash flows.

Generally, low interest rates and low inflation support higher price to earnings (P/E) multiples and thus higher stock prices. The converse is also true. This historical relationship is shown on the chart to the right.

Consequently, rising rates are usually a negative for stocks and declining rates are usually, but not always, a positive. Declining rates may not prevent stock prices from falling if corporate profits are in free fall, a situation we have experienced this year. Similarly, rising rates are not always bad, particularly in the early stages of an economic recovery when sharply rising earnings accompany them. But there is little doubt regarding the connection between the level and direction of interest rates and stock prices. The bull market in stocks that began in August of 1982 and continued for most of the next 17 years, was driven by the combination of falling interest rates and rising profits, albeit the connection was not always in lock-step. It was almost too good to be true as the Dow Jones Industrial Average bolted from about 800 to over 11,000.

The discount rate used to calculate the present value of a company's cash flow stream can be just as important as the earnings themselves. A simple example is to calculate the present value of $10,000, 10 years from now, with interest rates at both 15% and 5%. In a high rate environment, using a 15% discount rate, the $10,000 of earnings a company generates 10 years out, has a present value of $2,472. In contrast, using a 5% discount rate gives the earnings a present value of $6,139. In other words, a promise to receive $10,000 in ten years has a higher value in current dollars when interest rates are low.

Thanks to the mathematics of compounding, lower rates are particularly positive for high growth stocks because the present value of a rapidly rising earnings stream will be higher than the present value of a slower growing earnings stream, everything else being equal.

So the moral of the story is that declining interest rates are good for stocks but even better for "growth" stocks. The current bond yield environment is potentially rocket fuel for quality growth stocks. It is also strong tonic for stocks with reasonably good dividend yields, assuming such dividends are secured by earnings that cover the dividend payments with a healthy margin of safety.

Many years ago most stocks provided dividend yields that exceeded bond yields, making stocks attractive for income generation. Investors were not as comfortable with stocks then and demanded robust dividend payments to induce them to buy stocks. With money market and savings account yields hovering at or even below 2%, many investors can easily increase their income generation by reallocating assets to stocks with current dividend yields in excess of 2%. As dividends grow over time, the investors' income stream will grow in tandem. If income is an investment priority, it's time to think about adding some stocks to the mix.

INVESTOR PSYCHOLOGY

Of course, intrinsic value and equities pricing are horses of two very different colors. Remember the emotional Mr. Market often values stocks materially above and substantially below intrinsic value. So, investor psychology will have a major impact on market trends in the year ahead.

Are they ready? I think so. Investors are going to have to deal with another quarter or two of ugly earnings and ongoing concern over terrorism--the fear factor that ultimately resulted in a classic "flight to quality" in the third quarter. However, when the political and economic dust settles, fear will likely give way to greed that will not be satisfied by today's anemic returns from bonds and money market funds.

In closing, investors today are faced with an easy choice--fretting over the short-term prospects for the economy and the market, or taking the longer view that recessions and bear markets present excellent long-term investment opportunities. It always takes courage to invest in depressed markets, but if you focus on fundamentally sound businesses trading at bargain prices, your courage is generally rewarded.

INFLATION AND P/E'S BY DECADE
                                                      Average Yearly Price
                   Average CPI       Average P/E           Change S&P
                   -------------------------------------------------------

   1990s              2.9%              20.4                  18.2%
   1980s              5.1%              12.0                  17.5%
   1970s              7.4%              10.9                  5.9%
   1960s              2.5%              17.6                  7.8%

COMMENTARY

AMERICAN HEROES

      In the months following September 11, we have been celebrating American heroes. New York City firefighters, policemen, and emergency service workers have been honored for their bravery and sacrifice. Political leaders such as New York City Mayor Rudy Guiliani, President Bush, Secretary of State Colin Powell, and Secretary of Defense Donald Rumsfeld have been applauded for their adept handling of this crisis. We praise American servicemen who have been risking their lives in Afghanistan to hunt down and capture the terrorists responsible for the tragedy.

      To this list of heroes, we would add the American consumer, who through their collective courage and confidence in the American system, have helped avert what might have become an economic catastrophe. So, let's hear it for everyone who despite all the political and economic uncertainty resulting from horrifying terrorist attacks, went out and bought a new home, or a car, or took their families on vacation, or simply treated their loved ones to a good holiday season. These courageous folks are the reason the American economy has held up so well during these trying times and the people who will lead our economy out of recession in the year ahead.

AND THEIR ALLIES

      The American consumer has had two important allies. The Federal Reserve Board responded promptly and effectively to the terrorist crisis by injecting a massive dose of liquidity into the financial system and lowering short-term interest rates to levels we haven't seen in forty years. The U.S. Treasury Department announced it would cease issuing 30-year bonds, in the process, bringing longer-term interest rates down and accelerating the home re-financing boom that has provided much of the money consumers have been spending. We also acknowledge the leadership of General Motors, which initiated a brilliant and timely 0% APR financing to "Keep America Rolling." As we prepare this letter, we have to give a demerit to the U.S Congress, which is letting partisan politics get in the way of a second fiscal booster shot, particularly one aimed at bolstering confidence among business leaders.

A NEW BULL MARKET?

      Despite the economy's surprising resilience and the stock market's strong fourth quarter, many investors remain wary as evidenced by the record $2.3 trillion parked in money market funds yielding about 2%. What will it take to bring more investors off the sidelines? An official end to the recession and better corporate earnings. We believe both are right around the corner.

      Economic data released on December 31 revealed widespread improvement in consumer confidence and housing, and even a modest increase in business investment. Growth in unemployment insurance claims also slowed. These are all valid indications the economy is beginning to regain its footing. At issue is just how strong the economic recovery will be. Although inventories have been reduced significantly and there has been a modest up-tick in sales, there is still a great deal of excess capacity in the manufacturing sector. This will likely restrain growth in business investment, forcing the American consumer to continue to shoulder much of the economic load. We believe Gross Domestic Product ("GDP") will be up 3% to 4% in 2002, well above the longer-term growth of 2.5% to 3% we envision. The cut in taxes along with lower oil and fuel prices will help consumer spending overcome the drag from the stock market's wealth effect and rising unemployment.

      Fortunately, we will not need an especially strong recovery to see significantly better corporate earnings in 2002. Companies in virtually every industry have been aggressively cutting costs. With the exception of pockets in the technology and telecommunications equipment industries, the inventory correction has largely run its course. Corporate interest expense has declined, as have raw materials and energy prices. Corporate America wrote off everything it could get away with in 2001 (we call this the "kitchen sink" effect), and due to Federal Accounting Standard Board (FASB) Rule 142, the "amortization of goodwill" will no longer penalize earnings. Consequently, a modest economic recovery in the year ahead should be magnified in sharply higher reported earnings. Very "easy" earnings comparisons in the first and second quarters of 2002 should help stabilize the market until investors gain confidence that earnings will improve in the second half. In addition, the crisis in confidence arising from "Enron" will result in auditing firms and CFO's cleaning up their numbers (we observe that aggressive accounting will be back - but not in 2002).

APOCALYPSE AVERTED

      In our third quarter letter to shareholders, we detailed the woes of advertising-supported media companies. The first big blow was the demise of the free spending dotcoms in the spring of 2000. Then, with the general economic malaise, corporate advertising budgets began shrinking and revenues and earnings for advertising-supported media companies declined sharply, punishing broadcasting, newspaper publishing, and cable network stocks.

      After  September  11,  everyone  expected  things to go from bad to worse.
Amazingly, thanks to the courageous American consumer, the economy held up remarkably well, and although corporate advertising spending has not yet increased, investors began anticipating better days ahead and taking advantage of outstanding bargains. Advertising-supported media stocks went from being the portfolio's worst performers through the first three quarters of 2001 to our biggest winners in the fourth quarter. With the Salt Lake City Winter Olympics and America's patriotic fervor promising good ratings, broadcasters should get a shot in the arm. Also, with partisan politics rearing its ugly head over a fiscal stimulus package, we can expect mid-term election political advertising to be strong. We believe advertising and media supported earnings will surprise on the upside in the quarters ahead, helping sustain the strong rally begun in the fourth quarter.

ALL TOO QUIET ON THE DEAL FRONT

      As is usually the case during recessions and bear markets, merger and acquisition activity slowed considerably in 2001. Fewer deals get done when it is difficult to accurately assess a target company's intermediate-term revenue and profit prospects and/or confidently project the future value of an acquiring company's stock as deal currency. We experienced the same kind of lull in deal activity in the months following the mini-crash of October 1987 and again during the 1990-1991 recession and market correction. However, recessions and declining stock markets usually set the stage for accelerating merger and acquisition activity. The reason is simple--there are more bargains available. Once the economic and market dust settles, these bargains tend to get snapped up in a hurry.

INVESTMENT SCORECARD

      Dominant media franchises such as video rental king Blockbuster, tax preparer H&R Block, ticket retailer Ticketmaster, and credit rating/reporting companies Moody's and Dun & Bradstreet performed exceptionally well this year. Newspaper publishers Media General, Journal Register, Belo, Knight Ridder, and Meredith Corp. delivered solid returns. Although the performance of small group broadcasters was mixed, Ackerley Group was near the top of our performance list.

      Almost everything with a telecom label retreated in 2001. Leading European telecommunications companies including France Telecom, Deutsche Telekom and Cable & Wireless were particularly poor performers. Telecommunications remains a troubled industry, but we are seeing signs of fundamental progress and the group did rally with the market in the fourth quarter. Among our largest holdings (and best performing investments in recent years), Cablevision retreated substantially, making it an even more attractive takeover target in our opinion.

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                DECEMBER 31, 2001

Ackerley Group Inc.                        Nextel Communications Inc.
Cablevision Systems Corp.                  Tribune Co.
Gaylord Entertainment Co.                  USA Networks Inc.
Group Televisa SA                          Viacom Inc.
Liberty Media Corp.                        Vivendi Universal SA
--------------------------------------------------------------------------------

FINANCIAL ENGINEERING - ONE OF OUR CATALYSTS

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the activity in mergers and acquisitions, albeit slow, contributed significantly to the performance of our Trust. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.
                                       8

--------------------------------------------------------------------------------
                              2001 COMPLETED DEALS

                                                      NUMBER       AVERAGE COST     CLOSING
   TRUST HOLDING                                   OF SHARES (a)   PER SHARE (b)   PRICE (c)   CLOSING DATE  % RETURN (d)
   -------------                                   ------------    ------------    ---------   ------------  ------------
   FIRST QUARTER 2001 DEALS
   ------------------------
   Time Warner Inc.                                   37,000           $21.26        $71.19      01/12/01      234.85%
   America Online Inc.                                   360             7.78         47.23      01/12/01      507.07%
   Granada Compass plc                                 5,283             2.05          2.86      02/02/01       39.51%
   Telefonos de Mexico SA, Cl. L, ADR                 19,000             9.36         32.66      02/08/01      248.93%

   FIRST QUARTER 2001 FINANCIAL ENGINEERING
   ----------------------------------------
   Bowlin Outdoor Advertising
      & Travel Centers Inc.                            4,000             5.04          8.05      02/01/01       59.72%
   Cablevision Systems Corp., Cl. A                   50,000            25.94         83.36      03/30/01      221.36%

   SECOND QUARTER 2001 DEALS
   -------------------------
   Powertel Inc.                                      10,075            53.60         59.05      05/23/01       10.17%

   THIRD QUARTER 2001 DEALS
   ------------------------
   Houghton Mifflin Co.                                4,500            21.81         59.95      07/06/01      174.87%
   Harcourt General Inc.                              30,000            43.38         58.93      07/11/01       35.85%
   Chris-Craft Industries Inc.                        76,150            44.20         68.60      07/30/01       55.20%
   United Television Inc.                             14,600            90.83        122.80      07/30/01       35.20%

   THIRD QUARTER 2001 FINANCIAL ENGINEERING
   ----------------------------------------
   Liberty Media Group, Cl. A                        680,000             3.49         15.76      08/10/01      351.58%

   FOURTH QUARTER 2001 DEALS
   -------------------------
   Japan Telecom Co. Ltd.                                174         1,533.61      3,138.35      10/26/01      104.64%

--------------------------------------------------------------------------------

(a) Number of shares held by the Trust on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Trust on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.
NOTE: SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.

--------------------------------------------------------------------------------

      In recent quarterly reports, we have discussed at length how and why the deregulation of the media industry (encompassing broadcasting, cable television, CATV and network programming assets, and publishing) should lead to another round of consolidation. We saw only two major media deals in 2001--Vivendi's purchase of USA Networks' USA and Sci-Fi cable channels, and Comcast's pending acquisition of AT&T's cable television assets. But, we see more big deals coming in the year ahead. AOL dropped out of the bidding for AT&T's cable properties, probably due to the belief that a merger of these two cable giants wouldn't survive anti-trust scrutiny. However, we believe AOL is committed to expanding its cable footprint and that Cablevision, one of our largest holdings, could be a target.

      We have also detailed how deregulation combined with rapidly changing economics should lead to increased deal activity in the utilities sector. Due to the California utilities mess and more recently, the collapse of energy trading giant Enron, there has been little deal activity in the utilities sector. We believe this will change in the year ahead as the wholesale energy market stabilizes. Our primary utilities investments are in smaller companies we believe will be targeted by larger competitors.

      We also expect to see accelerating merger and acquisition activity in the currently depressed telecommunications and aerospace industries. The "new kids on the telecom block" are in dire financial circumstances. Valuable telecom assets will be bought for a song by more established players. While we usually count on enhancing portfolio returns through investing in takeover targets, in the wireline telecom arena, we expect to be rewarded by owning the strong that will get stronger as they acquire valuable assets cheap. In the wireless communications sector, we expect some of our holdings to be acquired as this still fragmented industry consolidates. The troubled aerospace industry will experience a classic "shakeout" as companies merge to realize the economies of scale that will allow them to survive in an industry that has been hit particularly hard by the terrorist attacks.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

ACKERLEY GROUP INC. (AK - $17.50 - NYSE), headquartered in Seattle, Washington, is a diversified media company with operations throughout the United States. The company operates the nation's fourth largest outdoor media company. Ackerley also owns or operates 18 television stations and five radio stations. On October 8, 2001, Ackerley announced that it had entered into an agreement to be acquired by Clear Channel Communications, Inc. (CCU - $50.91 - NYSE). Each Ackerley shareholder will be entitled to receive 0.35 shares of Clear Channel stock. The deal is expected to close in the first half of 2002.

CABLEVISION SYSTEMS CORP. (CVC - $47.45 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves 3 million cable customers in the most important cable TV market - New York. Cablevision also owns and operates New York City's famed Madison Square Garden (MSG), which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. MSG operates Radio City Entertainment and holds a long-term lease for Radio City Music Hall, home of the world-famous Rockettes. On March 30, 2001, shares that track the performance of the firm's national cable programming subsidiary, Rainbow Media Group (RMG - $24.70 -
NYSE), began trading on the NYSE. Rainbow manages growing content offerings such as American Movie Classics, Bravo and The Independent Film Channel.

GAYLORD ENTERTAINMENT CO. (GET - $24.60 - NYSE) is a diversified entertainment company operating principally in two segments: hospitality and media. The company's hospitality group consists of an interrelated group of businesses including the Opryland Hotel Nashville, the Inn at Opryland, the General Jackson (an entertainment showboat), and other related businesses. The media group consists primarily of the Grand Ole Opry, the Ryman Auditorium, the Wildhorse Saloon, Acuff-Rose Music Publishing, three Nashville radio stations, and other related businesses. Gaylord has a new management team that is focusing on unlocking shareholder value.

GRUPO TELEVISA SA (TV - $43.18 - NYSE), headquartered in Mexico, is Latin America's dominant Spanish language media and broadcast company. The company has interests in television production and broadcasting, programming for pay television, direct-to-home ("DTH") satellite services, publishing and publishing distribution, cable television, radio broadcasting and production. The company also produces thousands of hours of television programming annually which it exports to over 21 countries including the United States. This large and expanding program library is exclusively available for U.S. distribution by Univision Communications (UVN - $40.46 - NYSE), a Spanish-language television broadcaster in the United States in which Grupo Televisa has as a 15% fully diluted equity stake.

LIBERTY MEDIA CORP. (L - $14.00 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally branded entertainment networks such as the Discovery Channel, USA Networks, QVC, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services.

NEXTEL COMMUNICATIONS INC. (NXTL - $10.96 - NASDAQ) is the last remaining independent national wireless carrier in US, servicing over 8 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel International, a wholly-owned international subsidiary of Nextel, serves about 900,000 wireless customers in Latin America and has licenses covering over 230 million people in Brazil, Argentina, Mexico, Peru and Chile. Nextel offers a set of differentiated wireless products and caters primarily to business customers.

TRIBUNE CO. (TRB - $37.43 - NYSE), headquartered in Chicago, IL, is a leading national media company with operations in major U.S. markets. With its 2000 acquisition of The Times Mirror Company, it now has television and/or newspaper properties in 18 of the nation's top 30 markets. It is the only media company with television, newspaper and Internet properties in the nation's top three markets - New York, Los Angeles and Chicago. Flagship properties include:
WPIX-TV (New York), WGN-TV (Chicago), Newsday, Los Angeles Times, and Chicago Tribune. Additionally, Tribune owns the Chicago Cubs and has a stake in the WB Television Network. The company is focused on growing and strengthening its major market cross-media positions.

USA NETWORKS INC. (USAI - $27.31 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and cable television. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, The Home Shopping Network and the Ticketmaster Group. USA recently announced a deal to purchase the majority of Expedia.com (EXPE - $40.61 - Nasdaq), a travel oriented website, from Microsoft Corp. (MSFT
- $66.25 - Nasdaq). Moreover, they have announced they will sell their entertainment assets (USA Networks, Sci Fi Channel, Studios) to Vivendi Universal (V - $53.79 - NYSE), leaving the firm to focus on electronic commerce. As media, advertising and direct selling converge, USA stands to be a major player.

VIACOM INC. (VIA - $44.25 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

     VIVENDI  UNIVERSAL (V - $53.79 - NYSE)  recently  completed its merger with
Canal Plus, of France, and Seagram, of Canada, thus creating a global communications and entertainment powerhouse. Vivendi now owns wireless and wireline communications companies, European cable and satellite assets, Havas Publishing, Seagram's former Universal Film, Music, and Entertainment divisions and a varied assortment of internet investments. The firm recently announced two large deals. First, Vivendi will invest $1.5 billion in Echostar Communications (DISH - $27.47 - Nasdaq) and launch several new channels on Echostar's DISH Direct Broadcast Satellite ("DBS") network. Second, it will acquire the filmed entertainment and cable channel business of USA Networks Inc. (USAI - $27.31 - Nasdaq). Vivendi has now locked in U.S. distribution for its massive film libraries at Universal Studios and at France's Canal Plus.

STOCK REPURCHASE PLAN
      The Trust is authorized to repurchase up to 1,000,000 shares of the Trust's outstanding shares. Pursuant to this stock repurchase plan, the Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through December 31, 2001, 759,833 shares have been repurchased in the open market under this stock repurchase plan.

7.92% CUMULATIVE PREFERRED STOCK - DIVIDENDS
      The Trust's 7.92% Cumulative Preferred Stock paid a cash distribution on December 26, 2001 of $0.495 per share. For the year ended December 31, 2001, Preferred Stock shareholders received distributions totaling $1.98, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for March 2002.

WWW.GABELLI.COM
      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.
      In our efforts to bring our shareholders more timely portfolio information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        WHO                                 WHEN
                        ---                                 ----
      Special Chats:    Mario J. Gabelli                    First Monday of each month
                        Howard Ward                         First Tuesday of each month

     In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                        FEBRUARY                            MARCH                              APRIL
                        --------                            -----                              -----
1st Wednesday           Charles Minter & Martin Weiner      Henry van der Eb                   Susan Bryne
2nd Wednesday           Ivan Arteaga                        Walter Walsh & Laura Linehan       Lynda Calkin
3rd Wednesday           Tim O'Brien                         Tim O'Brien                        Caesar Bryan
4th Wednesday           Barbara Marcin                      Barbara Marcin                     Barbara Marcin


     All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.
     You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Advertising-supported media is an economically sensitive business. So, the poor performance of this sector during a period in which the economy drifted toward and ultimately into recession is understandable. With growing evidence the economy has regained its footing, investors have been taking advantage of outstanding bargains. Better than expected earnings in 2002 should help sustain the advance. Deal activity also slowed as the economy weakened and the value of stock as a deal currency declined. As the economy recovers and equities prices continue to firm, we should see merger and acquisition activity increase in the multimedia sector. These factors combined should make 2002 a Happy New Year for multimedia investors.

                                  Sincerely,

                                  /S/MARIO J. GABELLI
                                  MARIO J. GABELLI, CFA
                                  Portfolio Manager and Chief Investment Officer

February 6, 2002

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2001

                                                                          MARKET
    SHARES                                                  COST           VALUE
    ------                                                  ----          ------

                COMMON STOCKS -- 87.3%
                COPYRIGHT/CREATIVITY COMPANIES -- 34.1%
                ADVERTISING -- 0.1%
     4,200      Havas Advertising SA ...........      $   20,733      $   30,403
     2,000      Publicis Groupe ................          13,971          52,977
                                                      ----------      ----------
                                                          34,704          83,380
                                                      ----------      ----------
                CABLE PROGRAMMERS -- 2.1%
    60,000      Canal Plus, ADR ................          10,818          38,250
   140,000      USA Networks Inc.+ .............       1,762,815       3,823,400
                                                      ----------      ----------
                                                       1,773,633       3,861,650
                                                      ----------      ----------
                COMPUTER SOFTWARE AND SERVICES -- 2.3%
     1,500      Activision Inc.+ ...............           6,415          39,015
    10,000      America Online
                Latin America Inc.+ ............          80,000          45,500
     3,000      Atlus Co. Ltd. .................          17,662          15,588
     8,000      Block (H&R) Inc. ...............         162,450         357,600
     6,473      CNET Networks Inc.+ ............          91,728          58,063
     3,230      EarthLink Inc.+ ................          45,250          39,309
       500      Electronic Arts Inc.+ ..........           5,588          29,975
    38,000      EMC Corp.+ .....................         631,918         510,720
   135,000      Genuity Inc.+ ..................         613,906         213,300
    10,000      INT Media Group Inc.+ ..........          12,067          19,000
     6,000      Intel Corp. ....................         179,875         188,700
    35,000      Microsoft Corp.+ ...............       1,577,968       2,318,750
     2,000      Mobius Management
                  Systems+ .....................          12,540           6,000
     1,000      Pixar Inc.+ ....................          39,153          35,960
    12,000      Yahoo! Inc.+ ...................         194,054         212,880
                                                      ----------      ----------
                                                       3,670,574       4,090,360
                                                      ----------      ----------
                CONSUMER PRODUCTS -- 0.2%
     6,000      Department 56 Inc.+ ............          65,655          51,600
    20,000      Mattel Inc. ....................         241,358         344,000
                                                      ----------      ----------
                                                         307,013         395,600
                                                      ----------      ----------
                DIVERSIFIED PUBLISHERS -- 12.9%
    20,000      Arnoldo Mondadori
                  Editore SpA ..................          63,827         126,434
   100,000      Belo Corp., Cl. A ..............       1,556,990       1,875,000
     1,000      Dow Jones & Co. Inc. ...........          46,722          54,730
    20,000      EMAP plc .......................         207,970         212,490
    18,000      Gannett Co. Inc. ...............         967,807       1,210,140
     2,833      Golden Books Family
                  Entertainment Inc.+ ..........               0              10
    14,000      Harte-Hanks
                  Communications Inc. ..........         155,067         394,380
     2,000      Hollinger International Inc. ...          26,475          23,400
   114,000      Independent News &
                  Media plc, Dublin ............         169,063         213,156
    15,000      Journal Register Co.+ ..........         244,399         315,600
    12,000      Knight-Ridder Inc. .............         452,590         779,160
    55,000      Lee Enterprises Inc. ...........       1,204,236       2,000,350
    20,000      McClatchy Co., Cl. A ...........         546,094         940,000
    16,000      McGraw-Hill
                  Companies Inc. ...............         612,170         975,680
    22,600      Media General Inc., Cl. A ......         989,625       1,126,158
    27,000      Meredith Corp. .................         636,668         962,550
   100,000      Nation Multimedia Group+ .......          84,677          30,861
   100,000      New Straits Times Press
                  Berhad .......................         296,714         131,577

                                                                          MARKET
    SHARES                                                  COST           VALUE
    ------                                                  ----          ------
   150,000      Oriental Press Group ...........      $   46,315      $   18,659
    95,000      Penton Media Inc. ..............       1,269,610         594,700
    10,000      Playboy Enterprises Inc.,
                  Cl. A+ .......................          97,125         144,900
    97,400      Post Publishing Co. Ltd. .......          47,100          92,489
   119,000      PRIMEDIA Inc.+ .................         700,221         517,650
    47,000      Pulitzer Inc. ..................       1,393,375       2,397,000
    60,000      Reader's Digest
                  Association Inc., Cl. B ......       1,353,116       1,344,000
    33,000      Scripps (E.W.) Co., Cl. A ......       2,001,394       2,178,000
    34,452      Singapore Press Holdings Ltd. ..         446,286         406,744
   385,000      SCMP Group Ltd. ................         273,458         241,926
       300      SPIR Communication .............          23,329          20,835
    15,000      Telegraaf Holdingsmij - CVA ....         285,271         228,248
    48,000      Thomas Nelson Inc.+ ............         570,212         532,800
    85,000      Tribune Co. ....................       2,892,899       3,181,550
    10,000      United Business Media plc,
                  ADR ..........................         125,412          79,200
       800      Wiley (John) & Sons Inc.,
                  Cl. B ........................           5,692          18,600
     4,000      Wolters Kluwer NV ..............          90,625          91,175
                                                      ----------      ----------
                                                      19,882,534      23,460,152
                                                      ----------      ----------
                ENTERTAINMENT PRODUCTION -- 1.0%
    21,622      EMI Group plc ..................          89,060         112,344
    20,000      EMI Group plc, ADR .............         317,997         208,704
     7,000      Grammy Entertainment plc+ ......          55,457          13,453
     9,000      GTECH Holdings Corp.+ ..........         167,644         407,610
     1,000      Martha Stewart Living
                  Omnimedia Inc., Cl. A+ .......          18,000          16,450
    38,710      Metro-Goldwyn-Mayer Inc.+ ......         699,139         847,749
     3,000      Princeton Video Image Inc.+ ....          21,000           6,660
   100,000      Shaw Brothers
                  (Hong Kong) Ltd. .............         145,928          92,333
     2,000      Sunland Entertainment
                  Co. Inc.+ ....................           2,500             170
     4,000      World Wrestling Federation
                  Entertainment Inc.+ ..........          58,000          52,600
                                                      ----------      ----------
                                                       1,574,725       1,758,073
                                                      ----------      ----------
                GLOBAL MEDIA AND ENTERTAINMENT -- 9.7%
       481      Boston Celtics L.P. ............           4,267           5,291
    52,000      Disney (Walt) Co. ..............       1,332,719       1,077,440
    32,000      Fox Entertainment
                  Group Inc., Cl. A+ ...........         722,750         848,960
    25,000      Gemstar-TV Guide
                  International Inc.+ ..........         740,762         692,500
     5,282      Granada Compass plc ............          35,566          11,032
   155,000      Grupo Televisa SA, ADR+ ........       5,215,748       6,692,900
    20,000      News Corp. Ltd., ADR ...........         396,739         636,200
    30,000      Six Flags Inc. .................         421,092         461,400
    70,000      SMG plc ........................         205,497         154,346
     9,500      Sony Corp., ADR ................         548,971         428,450
   149,000      Viacom Inc., Cl. A+ ............       2,246,128       6,593,250
                                                      ----------      ----------
                                                      11,870,239      17,601,769
                                                      ----------      ----------
                HOTELS AND GAMING -- 5.7%
    10,000      Aztar Corp.+ ...................          51,125         183,000
     6,000      Churchill Downs Inc. ...........         125,432         221,820
   199,500      Gaylord Entertainment Co.+ .....       5,086,459       4,907,700
   721,000      Hilton Group plc ...............       2,758,099       2,214,135
    85,000      MGM Mirage Inc.+ ...............       2,288,572       2,453,950

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                                          MARKET
    SHARES                                                  COST           VALUE
    ------                                                  ----          ------

                COMMON STOCKS (CONTINUED)
                COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
                HOTELS AND GAMING (CONTINUED)
    10,000      Park Place
                  Entertainment Corp.+ .........      $   61,344      $   91,700
    10,000      Starwood Hotels & Resorts
                  Worldwide Inc. ...............         309,513         298,500
                                                      ----------      ----------
                                                      10,680,544      10,370,805
                                                      ----------      ----------
                INFORMATION PUBLISHING -- 0.1%
       500      Dun and Bradstreet Corp.+ ......           6,320          17,650
     8,000      Interactive Data Corp. .........          52,250         113,120
     1,000      Moody's Corp. ..................          20,012          39,860
     1,000      Scholastic Corp.+ ..............          16,500          50,330
                                                      ----------      ----------
                                                          95,082         220,960
                                                      ----------      ----------
                TOTAL COPYRIGHT/
                  CREATIVITY
                  COMPANIES ....................      49,889,048      61,842,749
                                                      ----------      ----------
                DISTRIBUTION COMPANIES -- 53.2%
                BROADCASTING -- 10.6%
    91,500      Ackerley Group Inc.+ ...........         712,362       1,601,250
     8,450      American Tower Corp.,
                  Cl. A+ .......................         124,546          80,021
    12,000      CanWest Global
                  Communications Corp. .........         133,608          89,400
    18,000      CanWest Global
                  Communications Corp.,
                  Sub-Voting ...................          92,011         134,189
     2,000      Carlton Communications plc,
                  ADR ..........................          63,625          36,000
     8,333      Corus Entertainment Inc.,
                  Cl. B+ .......................          33,927         165,484
     9,000      Cox Radio Inc., Cl. A+ .........          55,500         229,320
    15,500      Crown Media Holdings Inc.,
                  Cl. A+ .......................         222,000         174,995
     1,000      Emmis Communications
                  Corp., Cl. A+ ................          10,489          23,640
    28,520      Fisher Communications Inc. .....       1,505,735       1,254,880
     2,000      General Electric Co. ...........          19,537          80,160
    67,500      Granite Broadcasting Corp.+ ....         400,055         139,050
    14,125      Gray Communications
                  Systems Inc. .................         180,169         196,055
   100,000      Gray Communications
                  Systems Inc., Cl. B ..........       1,295,437       1,039,000
     7,000      Groupe AB SA, ADR+ .............          42,850          73,857
    10,000      Grupo Radio Centro,
                  SA de CV, ADR ................          77,872          60,800
    36,000      Hearst-Argyle Television Inc.+ .         359,949         776,160
     4,550      LaGardere S.C.A ................         100,163         190,407
   151,000      Liberty Corp. ..................       6,950,356       6,213,650
     4,000      Metropole TV M6 SA .............          35,208         113,968
     3,000      Nippon Television Network ......         507,941         638,868
     4,650      NRJ Group ......................          22,694          86,697
     1,000      NTN Communications Inc.+ .......             862             900
    62,400      Paxson
                  Communications Corp.+ ........         528,309         652,080
       500      Radio One Inc.+ ................           5,510           9,235
     1,000      Radio One Inc., Cl. D+ .........          11,428          18,010
     1,500      RTL Group (Brussels) ...........          76,363          58,832
     3,500      RTL Group (New York) ...........         113,838         137,430
     1,525      SAGA Communications Inc.,
                  Cl. A ........................           9,710          31,568

                                                                          MARKET
    SHARES                                                  COST           VALUE
    ------                                                  ----          ------
    80,000      Salem Communications
                  Corp., Cl. A+ ................      $1,285,175      $1,840,000
     2,000      SBS Broadcasting SA+ ...........          42,023          36,200
    30,000      Sinclair Broadcast Group Inc.+ .         311,913         283,800
    43,000      Sistem Televisyen
                  Malaysia Berhad ..............          41,566           5,997
     1,000      Spanish Broadcasting
                  System Inc., Cl. A+ ..........          20,000           9,890
    50,000      Television Broadcasting Ltd. ...         187,673         216,726
    25,000      Television Francaise 1 .........         249,649         631,945
    50,000      Tokyo Broadcasting
                  System Inc. ..................         727,119         759,194
    15,000      TV Azteca, SA de C.V.+ .........          95,250         101,850
    25,000      Ulster Television plc ..........         100,374         119,526
     1,000      Wink Communications Inc.+ ......           2,940           1,600
    51,000      Young Broadcasting Inc.,
                  Cl. A+ .......................       1,475,410         915,450
                                                      ----------      ----------
                                                      18,231,146      19,228,084
                                                      ----------      ----------
                BUSINESS SERVICES -- 0.9%
    15,000      Carlisle Holdings Ltd.+ ........          78,754          33,000
    50,108      Cendant Corp.+ .................         642,297         982,618
       500      CheckFree Corp.+ ...............           5,520           9,000
     5,282      Compass Group plc ..............          37,648          39,591
     1,000      Convergys Corp.+ ...............          17,738          37,490
     8,000      Donnelley (R.H.) Corp.+ ........         101,139         232,400
    45,000      Key3Media Group Inc.+ ..........         261,000         239,850
       100      SYNAVANT Inc.+ .................              38             400
     2,500      Traffix Inc.+ ..................          12,500          18,125
                                                      ----------      ----------
                                                       1,156,634       1,592,474
                                                      ----------      ----------
                CABLE -- 3.4%
     6,000      Austar United
                  Communications Ltd.+ .........          21,083             845
    46,000      Cablevision Systems Corp.,
                  Cl. A+ .......................       1,067,246       2,182,700
    18,000      Charter Communications
                  Inc., Cl. A+ .................         270,125         295,740
     5,000      Comcast Corp., Cl. A ...........          35,039         180,000
     7,000      Comcast Corp.,
                  Cl. A, Special ...............          53,073         252,000
    12,000      Mediacom
                  Communications Corp.+ ........          98,625         219,120
    10,000      Mercom Inc. (a)+ ...............         101,075         120,000
   100,000      Rainbow Media Group+ ...........       1,882,858       2,470,000
    22,680      Telewest Communications
                  plc+ .........................          37,551          20,465
    24,500      Telewest Communications
                  plc, ADR+ ....................         358,383         230,055
    42,000      UnitedGlobalCom Inc.,
                  Cl. A+ .......................         257,205         210,000
                                                      ----------      ----------
                                                       4,182,263       6,180,925
                                                      ----------      ----------
                CONSUMER SERVICES -- 0.3%
    40,000      Allied Domecq plc ..............         224,927         237,087
     4,000      Bowlin Travel Centers Inc.+ ....           3,022           5,160
     3,000      Hotel Reservations Inc.,
                  Cl. A+ .......................          48,000         138,000
     6,000      Ticketmaster, Cl. B+ ...........          74,527          98,340
     4,000      TiVo Inc.+ .....................          27,943          26,200
                                                      ----------      ----------
                                                         378,419         504,787
                                                      ----------      ----------

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                                          MARKET
    SHARES                                                  COST           VALUE
    ------                                                  ----          ------

                COMMON STOCKS (CONTINUED)
                DISTRIBUTION COMPANIES (CONTINUED)
                ENERGY AND UTILITIES -- 0.4%
    50,000      El Paso Electric Co.+ ..........      $  396,002      $  725,000
                                                      ----------      ----------
                ENTERTAINMENT DISTRIBUTION -- 8.8%
     6,000      AMC Entertainment Inc.+ ........          11,737          72,000
    50,000      AOL Time Warner Inc.+ ..........         712,698       1,605,000
     6,000      Blockbuster Inc., Cl. A ........          62,925         151,200
   100,000      GC Companies Inc.+ .............         241,092          23,000
     1,500      Liberty Digital Inc.+ ..........           7,873           5,190
   680,000      Liberty Media Corp., Cl. A+ ....       2,375,460       9,520,000
    39,000      Shaw Communications Inc.,
                  Cl. B ........................         105,571         825,317
    11,000      Shaw Communications Inc.,
                  Cl. B, Non-Voting ............         103,451         233,200
    26,100      Vivendi Universal SA+ ..........       1,112,375       1,429,188
    38,000      Vivendi Universal SA, ADR ......       2,374,355       2,044,020
                                                      ----------      ----------
                                                       7,107,537      15,908,115
                                                      ----------      ----------
                EQUIPMENT -- 2.5%
    25,000      Agere Systems Inc., Cl. A+ .....         153,250         142,250
    35,000      Allen Telecom Inc.+ ............         247,869         297,500
     2,000      Amphenol Corp., Cl. A+ .........          31,075          96,100
       416      Avaya Inc.+ ....................           9,760           5,054
     2,000      CommScope Inc.+ ................          29,407          42,540
    84,000      Corning Inc. ...................         957,712         749,280
     1,000      Furukawa Electric Co. Ltd. .....          15,169           5,310
     7,700      Hutchison Whampoa Ltd. .........          71,267          74,306
     2,500      L-3 Communications
                  Holdings Inc.+ ...............          55,000         225,000
    80,000      Lucent Technologies Inc.+ ......         589,543         503,200
    50,000      Motorola Inc. ..................         868,755         751,000
    25,000      Nortel Networks Corp. ..........         147,350         187,500
    70,000      Oak Technology Inc.+ ...........         255,500         962,500
     3,570      Philips Electronics NV, ADR ....          29,368         103,923
     6,000      Qualcomm Inc.+ .................          31,219         303,000
     6,000      Scientific-Atlanta Inc. ........          50,804         143,640
                                                      ----------      ----------
                                                       3,543,048       4,592,103
                                                      ----------      ----------
                INTERNATIONAL TELEPHONE-- 6.4%
    42,000      BCE Inc. .......................         870,637         957,600
    10,000      BT Group plc, ADR+ .............         428,060         367,500
    36,203      Cable & Wireless plc, ADR ......         701,249         536,166
    27,000      Compania de
                  Telecomunicaciones
                  de Chile SA, ADR .............         490,841         363,420
   174,082      Deutsche Telekom
                  AG, ADR ......................       1,319,282       2,941,986
    10,000      Embratel Participacoes
                  SA, ADR+ .....................         210,605          41,600
     3,000      France Telecom SA, ADR .........         102,503         119,970
       174      Japan Telecom Co. Ltd. .........         266,848         521,761
       500      Magyar Tavkozlesi Rt, ADR ......           9,650           8,495
        20      Nippon Telegraph &
                  Telephone Corp. ..............         123,433          65,161
    37,400      Philippine Long Distance
                Telephone Co., ADR .............         732,469         308,176
     6,000      PT Indosat Tbk, ADR ............          58,079          53,100
     4,320      PT Telekomunikasi
                  Indonesia, ADR ...............          18,513          25,056
     5,000      Rostelecom, ADR ................          33,878          26,150
    12,000      Sonera Oyj .....................          51,072          60,795
    40,000      Swisscom AG, ADR ...............       1,153,870       1,110,000
     3,000      Telecom Argentina Stet
                  France Telecom SA, ADR .......          19,650          19,560

                                                                          MARKET
    SHARES                                                  COST           VALUE
    ------                                                  ----          ------
     2,000      Telecom Corp. of
                  New Zealand Ltd., ADR ........      $   31,000      $   33,500
    56,145      Telefonica SA, ADR+ ............       1,597,471       2,250,292
    19,000      Telefonos de Mexico SA,
                  Cl. L, ADR ...................         177,884         665,380
     2,400      Telstra Corp. Ltd., ADR ........          30,324          33,480
    45,000      TELUS Corp. ....................         810,821         683,629
    27,000      TELUS Corp., Non-Voting ........         575,274         393,263
                                                      ----------      ----------
                                                       9,813,413      11,586,040
                                                      ----------      ----------
                SATELLITE -- 1.7%
       300      Asia Satellite
                  Telecommunications
                  Holdings Ltd., ADR ...........           5,693           4,920
     2,100      British Sky Broadcasting
                  Group, ADR ...................          56,080         137,550
    28,000      EchoStar Communications
                  Corp., Cl. A+ ................          91,970         769,160
    60,000      General Motors Corp., Cl. H+ ...       1,231,629         927,000
    41,000      Liberty Satellite &
                  Technology Inc., Cl. A+ ......         331,246          38,540
    15,000      Lockheed Martin Corp. ..........         431,680         700,050
    30,008      Loral Space &
                  Communications Ltd.+ .........          90,825          89,724
    46,400      Pegasus
                  Communications Corp.+ ........         511,522         483,024
                                                      ----------      ----------
                                                       2,750,645       3,149,968
                                                      ----------      ----------
                TELECOMMUNICATIONS -- 8.2%
     4,266      Aliant Inc. ....................          39,187          80,121
     3,000      Allegiance Telecom Inc.+ .......          28,500          24,870
    10,000      ALLTEL Corp. ...................         498,506         617,300
     4,000      Brasil Telecom
                  Participacoes SA, ADR ........         231,475         165,920
    90,000      Broadwing Inc.+ ................       1,039,227         855,000
    47,000      CenturyTel Inc. ................         803,040       1,541,600
     2,000      Choice One
                  Communications Inc.+ .........          12,260           7,000
    93,000      Citizens Communications Co.+ ...       1,047,108         991,380
    80,000      CoreComm Ltd.+ .................          21,200          12,792
    25,000      Electric Lightwave Inc.,
                  Cl. A+ .......................          28,250           7,500
    20,500      Elisa Communications Oyj,
                  Cl. A ........................         271,577         248,420
    13,000      Global Crossing Ltd.+ ..........          21,840          10,920
     1,305      Hellenic Telecommunications
                  Organization SA ..............          18,163          21,263
    24,000      Jasmine International
                  Public Co. Ltd.+ .............           5,040           4,341
     1,000      Jazztel plc, ADR+ ..............           3,750           5,600
     3,000      Metromedia International
                  Group Inc.+ ..................           8,775           2,430
    35,646      Qwest Communications
                  International Inc. ...........       1,062,864         503,678
    15,000      RCN Corp.+ .....................         132,024          43,950
     9,655      Rogers Communications
                  Inc., Cl. B+ .................         148,207         164,036
   120,345      Rogers Communications
                  Inc., Cl. B, ADR+ ............       1,077,724       2,021,796
    10,000      TALK America
                  Holdings Inc.+ ...............          17,431           4,100
    78,000      Telephone & Data
                  Systems Inc. .................       5,218,920       7,000,500
     6,000      Time Warner Telecom Inc.,
                  Cl. A+ .......................          62,720         106,140

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                                          MARKET
    SHARES                                                  COST           VALUE
    ------                                                  ----          ------

                COMMON STOCKS (CONTINUED)
                DISTRIBUTION COMPANIES (CONTINUED)
                TELECOMMUNICATIONS (CONTINUED)
     3,000      USN Communications Inc.+ .......      $   12,165      $        9
    32,000      WorldCom Inc. - MCI Group ......         562,443         406,400
    10,000      WorldCom Inc. - WorldCom
                  Group+ .......................         166,161         140,800
                                                      ----------      ----------
                                                      12,538,557      14,987,866
                                                      ----------      ----------
                TELECOMMUNICATIONS: LONG DISTANCE -- 1.3%
   100,000      AT&T Corp. .....................       1,734,531       1,814,000
    25,000      Sprint Corp. - FON Group .......         404,122         502,000
     1,000      Startec Global
                  Communications Corp.+ ........           4,646              40
                                                      ----------      ----------
                                                       2,143,299       2,316,040
                                                      ----------      ----------
                U.S. REGIONAL OPERATORS -- 2.3%
    24,434      Commonwealth Telephone
                  Enterprises Inc.+ ............         528,513       1,111,747
    24,400      Commonwealth Telephone
                  Enterprises Inc., Cl. B+ .....         318,107       1,072,380
     5,000      SBC Communications Inc. ........         112,521         195,850
    37,000      Verizon Communications .........       1,413,730       1,756,020
                                                      ----------      ----------
                                                       2,372,871       4,135,997
                                                      ----------      ----------
                WIRELESS COMMUNICATIONS -- 6.4%
    35,000      America Movil, SA de CV,
                  Cl. L, ADR+ ..................         444,579         681,800
    52,747      AT&T Wireless
                  Services Inc.+ ...............         929,301         757,974
    15,000      Leap Wireless
                 International Inc.+ ...........         164,200         314,550
    10,000      mm02 plc, ADR+ .................         123,777         126,000
   122,894      Nextel Communications Inc.,
                  Cl. A+ .......................       1,965,072       1,346,918
       100      NTT DoCoMo Inc.+ ...............         762,806       1,175,035
    30,000      Price Communications Corp.+ ....         293,906         572,700
   110,000      Rogers Wireless
                  Communications Inc., Cl. B+1,          530,583       1,600,500
    12,200      Rural Cellular Corp., Cl. A+ ...         134,887         271,450
    38,680      SK Telecom Co. Ltd., ADR .......         380,367         836,262
    20,000      Sprint Corp. - PCS Group+ ......         540,888         488,200
     1,650      Tele Celular Sul
                  Participacoes SA, ADR ........          26,379          26,977
     5,500      Tele Centro Oeste Celular
                  Participacoes SA, ADR ........          16,487          38,500
       330      Tele Leste Celular
                  Participacoes SA, ADR+ .......           8,827           6,748
       825      Tele Nordeste Celular
                  Participacoes SA, ADR ........          12,175          23,257
       330      Tele Norte Celular
                  Participacoes SA, ADR ........           5,098           7,544
    18,432      Tele Norte Leste
                  Participacoes SA, ADR ........         252,380         288,092
   380,000      Telecom Italia Mobile SpA ......         861,292       2,121,412

                                                                          MARKET
    SHARES                                                  COST           VALUE
    ------                                                  ----          ------
       825      Telemig Celular
                  Participacoes SA, ADR ........      $   23,843      $   31,037
     6,600      Telesp Celular
                  Participacoes SA, ADR ........         211,036          61,116
    10,000      Total Access
                  Communications plc+ ..........          63,125          14,200
     2,000      United States Cellular Corp.+ ..         113,480          90,500
     6,000      Vimpel-Communications,
                  ADR+ .........................         103,613         156,300
    12,650      Vodafone Group plc, ADR ........         203,637         324,852
    26,000      Vodafone Libertel NV+ ..........         268,172         239,137
     2,000      Western Wireless Corp.,
                  Cl. A+                                  19,810          56,500
                                                      ----------      ----------
                                                       9,459,720      11,657,561
                                                      ----------      ----------
                TOTAL DISTRIBUTION
                  COMPANIES ....................      74,073,554      96,564,960
                                                      ----------      ----------
                TOTAL COMMON
                  STOCKS .......................     123,962,602     158,407,709
                                                      ----------      ----------

                PREFERRED STOCKS -- 2.7%
                BROADCASTING -- 0.2%
     1,000      Granite Broadcasting Corp.
                  12.750% Cv. Pfd. .............         410,000         400,000
                                                      ----------      ----------
                GLOBAL MEDIA AND ENTERTAINMENT -- 1.5%
   105,201      News Corp. Ltd., Pfd., ADR .....       2,611,792       2,783,618
                                                      ----------      ----------
                U.S. REGIONAL OPERATORS -- 1.0%
    40,000      Citizens Communications Co.
                  5.000% Cv. Pfd. ..............       1,914,412       1,780,000
                                                      ----------      ----------
                TOTAL PREFERRED
                  STOCKS .......................       4,936,204       4,963,618
                                                      ----------      ----------
 PRINCIPAL
  AMOUNT
----------

                CORPORATE BONDS -- 0.3%
                BUSINESS SERVICES -- 0.2%
  $ 50,000      BBN Corp., Sub. Deb. Cv
                  6.000%, 04/01/12(a) ..........          49,449          48,375
   300,000      Trans-Lux Corp., Sub. Deb. Cv.
                  7.500%, 12/01/06 .............         285,895         259,500
                                                      ----------      ----------
                                                         335,344         307,875
                                                      ----------      ----------
                DIVERSIFIED PUBLISHERS -- 0.0%
    66,560      Golden Books Family
                  Entertainment Inc., PIK
                  10.750%, 12/31/04 ............          59,865           4,992
                                                      ----------      ----------
                GLOBAL MEDIA AND ENTERTAINMENT -- 0.0%
    20,000      Boston Celtics L.P., Sub. Deb. Cv.
                  6.000%, 06/30/38 .............          12,237          12,600
                                                      ----------      ----------
                HOTELS AND GAMING -- 0.1%
   300,000      Hilton Hotels Corp., Sub. Deb. Cv.
                  5.000%, 05/15/06 .............         249,782         267,000
                                                      ----------      ----------
                TOTAL CORPORATE
                  BONDS ........................         657,228         592,467
                                                      ----------      ----------

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001
  PRINCIPAL                                                               MARKET
   AMOUNT                                                   COST           VALUE
   ------                                                   ----          ------
                U.S. GOVERNMENT OBLIGATIONS -- 9.4%
$17,123,000     U.S. Treasury Bills,
                  1.630% to 1.790%++,
                  01/03/02 to 03/28/02 .........    $ 17,066,193   $  17,067,825
                                                     -----------     -----------

TOTAL INVESTMENTS -- 99.7% ......................   $146,622,227     181,031,619
                                                    ============

OTHER ASSETS, LIABILITIES,
  AND LIQUIDATION VALUE OF
  CUMULATIVE PREFERRED STOCK -- (16.7)% .........................   (30,360,071)
                                                                    -----------

NET ASSETS -- COMMON STOCK -- 83.0%
  (14,315,653 common shares outstanding) ........................    150,671,548
                                                                     -----------

NET ASSETS -- PREFERRED STOCK -- 17.0%
  (1,234,700 preferred shares outstanding) ......................     30,867,500
                                                                     -----------

TOTAL NET ASSETS -- 100.0% ......................................  $ 181,539,048
                                                                    ============
NET ASSET VALUE PER COMMON SHARE
   (150,671,548 / 14,315,653 shares outstanding) ................         $10.52
                                                                          ======

  -------------
             For Federal tax purposes:
             Aggregate cost .....................................  $151,080,601
                                                                    ===========
             Gross unrealized appreciation ......................  $ 42,584,935
             Gross unrealized depreciation ......................   (12,633,917)
                                                                    -----------
             Net unrealized appreciation on investments .........  $ 29,951,018
                                                                    ===========

  PRINCIPAL                                                               MARKET
   AMOUNT                                                   COST           VALUE
   ------                                                   ----          ------
FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
  4,718,000(b)  Deliver Hong Kong Dollars
                  in exchange for
                  USD 604,701 ..................    08/01/02               $196
                                                                           ====

  -------------
(a) Security fair valued under procedures established by the Board of Directors.
(b) Principal amount denoted in Hong Kong Dollars.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.
ADR - American Depositary Receipt
PIK - Paid in Kind
USD - U.S. Dollars
                                                           % OF
                                                          MARKET        MARKET
                                                           VALUE         VALUE
                                                          ------        ------
        GEOGRAPHIC DIVERSIFICATION
        United States ..................................    74.6%  $135,004,020
        Europe .........................................    10.8     19,648,640
        Asia/Pacific Rim ...............................     5.6     10,204,303
        Latin America ..................................     4.8      8,638,621
        Canada .........................................     4.2      7,536,035
                                                            ====   ============
        Total Investments ..............................   100.0%  $181,031,619
                                                           =====   ============

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

ASSETS:
   Investments, at value (Cost $146,622,227) ...................   $181,031,619
   Cash ........................................................          1,025
   Dividends and interest receivable ...........................        159,851
   Receivable for investments sold .............................      4,418,722
   Unrealized appreciation on forward foreign
      exchange contract ........................................            196
   Other assets ................................................          4,016
                                                                   ------------
   TOTAL ASSETS ................................................    185,615,429
                                                                   ------------
LIABILITIES:
   Payable for investments purchased ...........................      3,626,400
   Dividends payable ...........................................         40,745
   Payable for investment advisory fees ........................        120,429
   Other accrued expenses and liabilities ......................        288,807
                                                                   ------------
   TOTAL LIABILITIES ...........................................      4,076,381
                                                                   ------------
   NET ASSETS ..................................................   $181,539,048
                                                                   ============
NET ASSETS CONSIST OF:
   Cumulative  Preferred  Stock (7.92%,  $25.00
     liquidation  value,  $0.001 par
     value, 2,000,000 shares authorized with
     1,234,700 shares issued and outstanding) ..................   $ 30,867,500
   Capital stock, at par value .................................         14,316
   Additional paid-in capital ..................................    120,701,107
   Accumulated net realized loss on investments
      and foreign currency transactions ........................     (4,453,511)
   Net unrealized appreciation on investments
      and foreign currency transactions ........................     34,409,636
                                                                   ------------
   TOTAL NET ASSETS ............................................   $181,539,048
                                                                   ============
   NET ASSET VALUE PER COMMON SHARE
      ($150,671,548 / 14,315,653 shares outstanding;
      200,000,000 shares authorized of $0.001 par value)                 $10.52
                                                                         ======

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $ 72,826) ................   $  1,414,316
   Interest ....................................................        479,222
                                                                   ------------
   TOTAL INVESTMENT INCOME .....................................      1,893,538
                                                                   ------------
EXPENSES:
   Investment advisory fees ....................................      1,575,795
   Payroll .....................................................        210,000
   Shareholder communications expenses .........................        183,477
   Directors' fees .............................................         62,440
   Shareholder services fees ...................................         59,580
   Custodian fees ..............................................         50,986
   Miscellaneous expenses ......................................         52,109
                                                                   ------------
   TOTAL EXPENSES ..............................................      2,194,387
                                                                   ------------
   NET INVESTMENT LOSS .........................................       (300,849)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized loss on investments ............................     (1,611,309)
   Net realized loss on foreign currency transactions ..........        (43,748)
                                                                   ------------
   Net realized loss on investments
      and foreign currency transactions ........................     (1,655,057)
                                                                   ------------
   Net change in net unrealized appreciation/
      depreciation on investments and
      foreign currency transactions ............................    (18,935,914)
                                                                   ------------
   NET REALIZED AND UNREALIZED LOSS
      ON INVESTMENTS AND FOREIGN
      CURRENCY TRANSACTIONS ....................................    (20,590,971)
                                                                   ------------
   NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ..........................................   $(20,891,820)
                                                                   ============

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED            YEAR ENDED
                                                                                        DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                                        -----------------     -----------------
OPERATIONS:
   Net investment income (loss) ......................................................   $   (300,849)         $  2,911,908
   Net realized gain/(loss) on investments and foreign currency transactions .........     (1,655,057)           21,965,580
   Net change in unrealized appreciation/depreciation on investments and
      foreign currency transactions ..................................................    (18,935,914)          (85,687,996)
                                                                                         ------------          ------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................    (20,891,820)          (60,810,508)
                                                                                         ------------          ------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income .............................................................        (83,073)           (2,345,263)
   Net realized short-term gain on investments and foreign currency transactions .....       (152,037)           (2,890,872)
   Net realized long-term gain on investments and foreign currency transactions ......       (630,744)          (17,127,338)
                                                                                         ------------          ------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ..................................       (865,854)          (22,363,473)
                                                                                         ------------          ------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income .............................................................             --              (265,608)
   Net realized long-term gain on investments and foreign currency transactions ......     (2,444,706)           (2,180,583)
                                                                                         ------------          ------------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ...............................     (2,444,706)           (2,446,191)
                                                                                         ------------          ------------
TRUST SHARE TRANSACTIONS:
   Net increase from common shares issued in rights offering .........................             --            46,341,194
   Net decrease from repurchase of common shares .....................................       (152,030)             (959,162)
   Net decrease from repurchase of preferred stock ...................................             --              (356,369)
                                                                                         ------------          ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM TRUST SHARE TRANSACTIONS ...............       (152,030)           45,025,663
                                                                                         ------------          ------------
   NET DECREASE IN NET ASSETS ........................................................    (24,354,410)          (40,594,509)
NET ASSETS:
   Beginning of period ...............................................................    205,893,458           246,487,967
                                                                                         ------------          ------------
   End of period (including undistributed net investment income
      of $0 and $83,073, respectively) ...............................................   $181,539,048          $205,893,458
                                                                                         ============          ============


                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital with income as a secondary objective. The Multimedia Trust had no operations prior to November 15, 1994, other than the sale of 10,000 shares of common stock for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust"). Investment operations commenced on November 15, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Multimedia Trust in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded in foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or markets. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price on that day. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

      REPURCHASE AGREEMENTS. The Multimedia Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Multimedia Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Multimedia Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Multimedia Trust's holding period. The Multimedia Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Multimedia Trust in each agreement. The Multimedia Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Multimedia Trust may be delayed or limited.

      SECURITIES SOLD SHORT. A short sale involves selling a security which the Multimedia Trust does not own. The proceeds received for short sales are recorded as liabilities and the Multimedia Trust records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Multimedia Trust records a realized gain or loss when the short position is closed out. By entering into a short sale, the Multimedia Trust bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Multimedia Trust on the ex-dividend date and interest expense is recorded on the accrual basis.

     FORWARD FOREIGN EXCHANGE CONTRACTS. The Multimedia Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Multimedia Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Multimedia Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Multimedia Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Multimedia Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Multimedia Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders of the Multimedia Trust's 7.92% Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States.

      For the year ended December 31, 2001, reclassifications were made to decrease accumulated net investment loss for $300,849 and decrease accumulated net realized loss on investments and foreign currency transactions for $43,748 with an offsetting adjustment to additional paid-in capital.

      For the fiscal year ended December 31, 2001, the tax character of distributions paid does not materially differ from accounting principles generally accepted in the United States.

      PROVISION FOR INCOME TAXES. The Multimedia Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      As of December 31, 2001, the components of accumulated earnings/(losses) on a tax basis were as follows:

           Undistributed long term capital gains                $       4,863
           Net unrealized appreciation                             29,951,262
                                                                -------------
           Total accumulated earnings                           $  29,956,125
                                                                =============

      Dividends and interest from non-U.S. sources received by the Multimedia Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Multimedia Trust intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Multimedia Trust's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Multimedia Trust is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Multimedia Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Multimedia Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Multimedia Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Multimedia Trust's portfolio and oversees the administration of all aspects of the Multimedia Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Multimedia Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. For the year ended December 31, 2001, the Multimedia Trust's total return on the net asset value of the common shares did not exceed the stated dividend rate of the Cumulative Preferred Stock. Thus, such management fees were not earned on the incremental assets.

      During the year ended December 30, 2001, Gabelli & Company, Inc. and its affiliates received $103,084 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Multimedia Trust.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the year ended December 31, 2001 aggregated $46,487,727 and $51,269,814, respectively.

5. CAPITAL. The Articles of Incorporation, dated March 31, 1994, permit the Multimedia Trust to issue 200,000,000 shares of common stock (par value $0.001). The Board of Directors of the Multimedia Trust has authorized the repurchase of up to 1,000,000 shares of the Multimedia Trust's outstanding common stock. During the year ended December 31, 2001, the Multimedia Trust repurchased 24,200 shares of its common stock in the open market at a cost of $152,030 and an average discount of approximately 12.76% from its net asset value. During the year ended December 31, 2000, the Multimedia Trust repurchased 72,400 shares of its common stock in the open market at a cost of $959,162 and an average discount of approximately 17.51% from its net asset value. All shares of common stock repurchased have been retired.

      On June 19, 2000, the Multimedia Trust distributed one transferable right for each of the 10,796,814 common shares outstanding to shareholders of record on that date. Three rights were required to purchase one additional common share at the subscription price of $13.00 per share. The subscription period expired on July 26, 2000. The rights offering was fully subscribed resulting in the issuance of 3,598,938 common shares and proceeds of $46,786,194 to the Multimedia Trust, prior to the deduction of estimated expenses of $445,000.

      The net asset value per share of the Multimedia Trust common shareholders was reduced by approximately $1.35 per share as a result of the issuance.

      Transactions in capital stock were as follows:

                                                                    YEAR ENDED                       YEAR ENDED
                                                                 DECEMBER 31, 2001                DECEMBER 31, 2000
                                                              --------------------             --------------------
                                                              Shares        Amount             Shares        Amount
                                                              ------        ------             ------        ------
Net increase from common shares issued in rights offering ..      --     $      --           3,598,938    $46,341,194
Net decrease from repurchase of common shares .............. (24,200)     (152,030)            (72,400)      (959,162)
                                                             -------     ---------           ---------    ------------
Net increase (decrease) .................................... (24,200)    $(152,030)          3,526,538    $45,382,032
                                                             =======     =========           =========    ============

      The Multimedia Trust's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Multimedia Trust is required to meet certain asset coverage tests as required by the 1940 Act and by the shares' Articles Supplementary with respect to the Cumulative Preferred Stock. If the Multimedia Trust fails to meet these requirements and does not correct such failure, the Multimedia Trust may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Multimedia Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. Commencing June 1, 2002 and thereafter, the Multimedia Trust, at its option, may redeem the

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Cumulative Preferred Stock in whole or in part at the redemption price. During the year ended December 31, 2001, the Multimedia Trust did not repurchase any shares of Cumulative Preferred Stock. During the year ended December 31, 2000, the Multimedia Trust repurchased 15,300 shares of Cumulative Preferred Stock at a cost of $356,369 and at an average price of $23.29 per share. At December 31, 2001, 1,234,700 shares of the Cumulative Preferred Stock were outstanding at the fixed dividend rate of 7.92 percent per share and accrued dividends amounted to $40,745. The income received on the Multimedia Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Multimedia Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

6. INDUSTRY CONCENTRATION. Because the Multimedia Trust primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A MULTIMEDIA  TRUST COMMON SHARE  OUTSTANDING  THROUGHOUT EACH
PERIOD:

                                                                                  YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------------
OPERATING PERFORMANCE:                                         2001        2000            1999          1998          1997
                                                               ----        ----            ----          ----          ----
   Net asset value, beginning of period ...............     $  12.21     $  19.90      $    12.20      $   9.91      $   8.10
                                                            --------     --------      ----------      --------      --------
   Net investment income (loss) .......................        (0.02)        0.21           (0.05)        (0.03)         0.01
   Net realized and unrealized gain (loss)
     on investments ...................................        (1.44)       (4.74)          11.54          3.33          2.85
                                                            --------     --------      ----------      --------      --------
   Total from investment operations ...................        (1.46)       (4.53)          11.49          3.30          2.86
                                                            --------     --------      ----------      --------      --------
   Increase (decrease) in net asset value from
     Trust share transactions .........................           --        (1.35)           0.06          0.02          0.06
   Offering expenses charged to capital surplus .......           --        (0.04)             --            --         (0.13)
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ..............................        (0.00)(a)    (0.16)             --            --         (0.01)
   Net realized gain on investments ...................        (0.06)       (1.41)          (3.62)        (0.80)        (0.84)
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ..............................           --        (0.02)             --            --         (0.00)(a)
   Net realized gain on investments ...................        (0.17)       (0.18)          (0.23)        (0.23)        (0.13)
                                                            --------     --------      ----------      --------      --------
   Total distributions ................................        (0.23)       (1.77)          (3.85)        (1.03)        (0.98)
                                                            --------     --------      ----------      --------      --------
   NET ASSET VALUE, END OF PERIOD .....................     $  10.52     $  12.21      $    19.90      $  12.20      $   9.91
                                                            ========     ========      ==========      ========      ========
   Net asset value total return+ ......................       (13.3)%      (24.9)%          96.6%         33.0%         34.4%
                                                            ========     ========      ==========      ========      ========
   Market value, end of period ........................     $   9.01     $  10.31      $    18.75      $  10.94      $   8.75
                                                            ========     ========      ==========      ========      ========
   Total investment return++ ..........................       (12.1)%      (35.0)%         106.6%         35.1%          39.6%
                                                            ========     ========      ==========      ========      ========
RATIOS TO  AVERAGE  NET  ASSETS  AVAILABLE  TO  COMMON
STOCK  SHAREHOLDERS  AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ...............     $181,539     $205,893      $  246,488      $163,742      $140,416
   Net assets attributable to common shares,
     end of period (in 000's) .........................     $150,672     $175,026      $  215,238      $132,492      $109,166
   Ratio of net investment income (loss) to average
     net assets attributable to common stock ..........        (0.18)%       1.36%          (0.30)%       (0.32)%        0.07%
   Ratio of operating expenses to average
     net assets attributable to common stock ..........         1.34%        1.46%           1.56%         2.53%         2.09%
   Ratio of operating expenses to average
     total net assets (c) .............................         1.13%        1.27%           1.32%         2.01%         1.77%
   Portfolio turnover rate ............................         25.4%        29.9%           43.1%         44.6%         96.1%
PREFERRED STOCK:
   Liquidation value, end of period (in 000's) ........     $ 30,868     $ 30,868      $   31,250      $ 31,250      $ 31,250
   Total shares outstanding (in 000's) ................        1,235        1,235           1,250         1,250         1,250
   Asset coverage .....................................          588%         667%            789%          524%          443%
   Asset coverage per share ...........................     $ 147.03     $ 166.76      $   197.19      $ 112.97      $ 112.33
   Liquidation preference per share ...................     $  25.00     $  25.00      $    25.00      $  25.00      $  25.00
   Average market value (b) ...........................     $  25.50     $  23.54      $    25.13      $  25.96      $  25.59

--------------------------------

+ Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholders.
++ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholders.
(a) Amount  represents  less than $0.005 per share.
(b) Based on weekly prices.
(c) Amounts are attributable to both common and preferred stock assets. Prior to 1997, there was no preferred stock outstanding.

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Gabelli Global Multimedia Trust Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Multimedia Trust Inc. (the "Trust") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/  PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York,  NY 10036
February 15, 2002

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                     ADDITIONAL FUND INFORMATION (UNAUDITED)
      The business and affairs of the Trust are managed under the direction of the Trust's Board of Directors. Information pertaining to the Directors and officers of the Trust is set forth below. The Trust's Statement of Additional Information includes additional information about The Gabelli Global Multimedia Trust Inc. Directors and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to The Gabelli Global Multimedia Trust Inc. at One Corporate Center, Rye, NY 10580.


                              TERM OF       NUMBER OF
                            OFFICE AND    FUNDS IN FUND
NAME, POSITION(S)            LENGTH OF       COMPLEX
    ADDRESS1                   TIME        OVERSEEN BY   PRINCIPAL OCCUPATION(S)                            OTHER DIRECTORSHIPS
    AND AGE                   SERVED2       DIRECTOR     DURING PAST FIVE YEARS                               HELD BY DIRECTOR
----------------            ---------      -----------   ----------------------                             -------------------
INTERESTED DIRECTORS3:
MARIO J. GABELLI            Since 1994***       21       Chairman of the Board and Chief Executive     Director of Morgan Group
Director, President and                                  Officer of Gabelli Asset Management Inc.      Holdings, Inc. (transporta-
Chief Investment Officer                                 and Chief Investment Officer of Gabelli       tion services); Vice Chairman
Age: 59                                                  Funds, LLC and GAMCO Investors, Inc.;         of Lynch Corporation
                                                         Chairman and Chief Executive Officer of       (diversified manufacturing)
                                                         Lynch Interactive Corporation (multimedia
                                                         and services)

KARL OTTO POHL              Since 1994**        30       Member of the Shareholder Committee of        Director of Gabelli Asset
Director                                                 Sal Oppenheim Jr. & Cie (private invest-      Management Inc. (investment
Age: 72                                                  ment bank); Former President of the           management); Chairman, Incen-
                                                         Deutsche Bundesbank and Chairman of its       tive Capital and Incentive
                                                         Central Bank Council (1980-1991)              Asset Management (Zurich);
                                                                                                       Director at Sal Oppenheim Jr.
                                                                                                       & Cie, Zurich

NON-INTERESTED DIRECTORS:
THOMAS E. BRATTER           Since 1994***        3       Director, President and Founder, The John                    --
Director                                                 Dewey Academy (residential college
Age: 62                                                  preparatory therapeutic high school)

ANTHONY J. COLAVITA4        Since 2001***       32       President and Attorney at Law in the law                     --
Director                                                 firm of Anthony J. Colavita, P.C.
Age: 66

JAMES P. CONN4              Since 1994**        11       Former Managing Director and Chief            Director of LaQuinta Corp.
Director                                                 Investment Officer of Financial Security      (hotels) and First Republic
Age: 64                                                  Assurance Holdings Ltd. (1992-1998)

FRANK J. FAHRENKOPF JR.     Since 1999*         3        President and Chief Executive Officer of the                 --
Director                                                 American Gaming Association since June
Age: 62                                                  1995; Partner of Hogan & Hartson (law
                                                         firm); Chairman of International Trade
                                                         Practice Group; Co-Chairman of the
                                                         Commission on Presidential Debates;
                                                         Former Chairman of the Republican
                                                         National Committee

ANTHONY R. PUSTORINO        Since 1994**        16       Certified Public Accountant; Professor                       --
Director                                                 Emeritus, Pace University
Age: 76

WERNER J. ROEDER, MD        Since 1999*        26        Medical Director of Lawrence Hospital                        --
Director                                                 and practicing private physician
Age: 61

SALVATORE J. ZIZZA          Since 1994*         8        Chairman, Hallmark Electrical Supplies Corp.; Board Member of Hollis
Director                                                 Former Executive Vice President of FMG Group  Eden Pharmaceuticals,
Age: 56                                                  (OTC), a healthcare provider; Former          Bion Environmental
                                                         President and Chief Executive Officer         Technologies Inc.
                                                         of the Lehigh Group Inc., an interior         and The Credit Store Inc.
                                                         construction company, through 1997

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
               ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)

                              TERM OF       NUMBER OF
                            OFFICE AND    FUNDS IN FUND
NAME, POSITION(S)            LENGTH OF       COMPLEX
    ADDRESS1                   TIME        OVERSEEN BY   PRINCIPAL OCCUPATION(S)                            OTHER DIRECTORSHIPS
    AND AGE                   SERVED2       DIRECTOR     DURING PAST FIVE YEARS                               HELD BY DIRECTOR
----------------            ---------      -----------   ----------------------                             -------------------
OFFICERS:
BRUCE N. ALPERT             Since 1994          --       Executive Vice President and Chief Operating                 --
Vice President and                                       Officer of Gabelli Funds, LLC since 1988 and
Treasurer                                                an officer of all mutual funds advised by
Age: 50                                                  Gabelli Funds, LLC and its affiliates
                                                         Director and President of the Gabelli
                                                         Advisors, Inc.

PETER W. LATARTARA          Since 1998          --       Vice President of the Trust since 1998.                      --
Vice President                                           Vice President of Gabelli & Company, Inc.
Age: 34                                                  since 1996.

BRANDON J. MCCUE            Since 2000          --       Vice President of the Trust since 2000.                      --
Vice President                                           Prior to 2000, Mr. McCue was with the
Age: 32                                                  executive search firm of Robert Half
                                                         International from 1999 to 2000 and
                                                         President of Market Place Florists, Inc.
                                                         (a specialty retail enterprise) from 1993
                                                         to 1999

JAMES E. MCKEE              Since 1995          --       Vice President, General Counsel and Secretary                --
Secretary                                                of Gabelli Asset Management Inc. since 1999
Age: 38                                                  and GAMCO Investors, Inc. since 1993; Secretary
                                                         of all mutual funds advised by Gabelli Advisers,
                                                         Inc. and Gabelli Funds, LLC.

--------------------------------------------------------------------------------

1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
2 The Trust's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
  * - Term expires at the Trust's 2002 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
 ** - Term expires at the Trust's 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
*** - Term expires at the Trust's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
3 "Interested person" of the Trust as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Trust's investment adviser.
4 Represents holders of the Trust's 7.92% Cumulative Preferred Stock.

--------------------------------------------------------------------------------
                      GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            AND YOUR PERSONAL PRIVACY

     WHO ARE WE?
     The Gabelli Global Multimedia Trust Inc. (the "Trust") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, which is affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     When you purchase shares of the Trust on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order,
     for  example,   to  participate  in  our  dividend   reinvestment  plan.
     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.
     o  INFORMATION   ABOUT  YOUR  TRANSACTIONS  WITH  US.  This  would  include information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2001


CASH DIVIDENDS AND DISTRIBUTIONS
                                                             TOTAL AMOUNT       ORDINARY       LONG-TERM       DIVIDEND
                                PAYABLE         RECORD           PAID          INVESTMENT       CAPITAL      REINVESTMENT
                                 DATE            DATE          PER SHARE         INCOME          GAINS           PRICE
                               --------        --------      ------------      ----------      ---------     ------------

COMMON SHARES
                               03/23/01        03/15/01         $0.0600         $0.0164        $ 0.0436       $10.411186
                                                                -------         -------         -------

PREFERRED SHARES
                               03/26/01        03/19/01         $0.4950           --           $ 0.4950
                               06/25/01        06/18/01          0.4950           --             0.4950
                               09/26/01        09/19/01          0.4950           --             0.4950
                               12/26/01        12/18/01          0.4950           --             0.4950
                                                                -------         ----           --------
                                                                $1.9800           --           $ 1.9800


    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2001 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. 100% of the long-term capital gains paid to common shareholders by the Multimedia Trust in 2001 was classified as "20% Rate Gains" subject to a maximum tax rate of 20% (or 10% depending on an individual's tax bracket). 100% of the long-term capital gains paid to preferred shareholders by the Multimedia Trust in 2001 was classified as "Qualified 5-Year Gains" and reported in box 2c of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

NON-TAXABLE RETURN OF CAPITAL
    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There is no return of capital in 2001.

CORPORATE DIVIDENDS RECEIVED DEDUCTION AND U.S. GOVERNMENT SECURITIES INCOME
    The Multimedia Trust paid to common shareholders an ordinary income dividend totalling $0.0164 per share in 2001. The percentage of such dividends that qualifies for the dividends received deduction available to corporations is 11.90% for all such dividends paid in 2001. The percentage of the ordinary income dividends paid by the Multimedia Trust during 2001 derived from U.S. Government Securities was 26.91%. However, it should be noted that the Multimedia Trust did not hold more than 50% of its assets in U.S. Government Securities at the end of each calendar quarter during 2001.

                 HISTORICAL DISTRIBUTION SUMMARY - COMMON STOCK

                                            SHORT-          LONG-
                                             TERM           TERM        NON-TAXABLE                        ADJUSTMENT
                         INVESTMENT         CAPITAL        CAPITAL       RETURN OF          TOTAL              TO
                           INCOME          GAINS(B)         GAINS         CAPITAL       DISTRIBUTIONS      COST BASIS
                         ----------       ---------        --------     -----------     -------------      ----------
    2001                   $0.0058         $0.0106         $0.0436          --            $0.0600               --
    2000(a)                 0.1630          0.2088          1.2032          --             1.5750               --
    1999                     --             1.2834          2.3366          --             3.6200               --
    1998                     --             0.1995          0.6005          --             0.8000               --
    1997                    0.0058          0.2682          0.5760          --             0.8500               --
    1996                    0.0103          0.0790          0.2857          --             0.3750               --
    1995(c)                 0.0788          0.1529          0.0183          --             0.2500               --
    1994                    0.0305          0.0010          0.0014        $0.0171          0.0500           $0.0171(d)

                                          HISTORICAL DISTRIBUTION SUMMARY - PREFERRED STOCK

                                            SHORT-          LONG-
                                             TERM           TERM        NON-TAXABLE                        ADJUSTMENT
                         INVESTMENT         CAPITAL        CAPITAL       RETURN OF          TOTAL              TO
                           INCOME          GAINS(B)         GAINS         CAPITAL       DISTRIBUTIONS      COST BASIS
                         ----------       ---------        --------     -----------     -------------      ----------
    2001                     --               --           $1.9800          --            $1.9800                --
    2000                   $0.2150         $0.2390          1.5260          --             1.9800                --
    1999                     --             0.7020          1.2780          --             1.9800                --
    1998                     --             0.4936          1.4864          --             1.9800                --
    1997                    0.0077          0.3523          0.7565          --             1.1165                --

--------------------------

(a) On June 19, 2000, the Company distributed Rights equivalent to $1.46 per share based upon full subscription of all issued shares.
(b) Taxable as ordinary income.
(c) On August 11, 1995, the Company distributed Rights equivalent to $0.46 per share based upon full subscription of all issued shares.
(d) Decrease in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.


--------------------------------------------------------------------------------
   The Annual Meeting of the Multimedia Trust's stockholders will be held at
      10:00 A.M. on Monday, May 20, 2002, at The Bruce Museum, One Museum
                        Drive in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
  MEDICAL DIRECTOR, LAWRENCE HOSPITAL

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

Brandon J. McCue
  VICE PRESIDENT

James E. McKee
  SECRETARY

INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN

State Street Bank and Trust Company

COUNSEL

Willkie Farr & Gallagher

TRANSFER AGENT AND REGISTRAR

EquiServe Trust Company

STOCK EXCHANGE LISTING

                           Common    7.92% Preferred
                           ------    ---------------
NYSE-Symbol:                 GGT         GGT Pr
Shares Outstanding:      14,315,653     1,234,700

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us at
914-921-5118, visit Gabelli Funds' Internet
homepage at: HTTP://WWW.GABELLI.COM
or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its common stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Multimedia Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422


                      PHONE: 1-800-GABELLI (1-800-422-3554)
                  FAX: 1-914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                                  GBFMT-AR-12/01